UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 30, 2017

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-35747
ENTERGY NEW ORLEANS, LLC,
a Texas limited liability company,
as successor to Entergy Utility Group, Inc. (formerly known as Entergy New Orleans, Inc.)
1600 Perdido Street
New Orleans, Louisiana 70112
Telephone (504) 670-3700
82-2212934

Former name and address:
ENTERGY UTILITY GROUP, INC. (formerly known as Entergy New Orleans, Inc.), a Texas corporation,
1600 Perdido Street
New Orleans, Louisiana 70112
Telephone (504) 670-3700
72-0273040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

On November 30, 2017, Entergy New Orleans, Inc. (ENOI) undertook a restructuring which resulted in the transfer of substantially all of the assets and operations of ENOI to a new entity, which is now owned by an existing Entergy subsidiary holding company (Internal Restructuring).

In order to effect the Internal Restructuring, under the Texas Business Organizations Code (TXBOC), ENOI allocated substantially all of its assets to a new subsidiary, Entergy New Orleans Power, LLC, a Texas limited liability company (ENOL), and ENOL assumed substantially all of the liabilities of ENOI, in a transaction regarded as a merger under the TXBOC. ENOI remained in existence. On December 1, 2017, ENOI changed its name from “Entergy New Orleans, Inc.” to “Entergy Utility Group, Inc.” and ENOL changed its name from “Entergy New Orleans Power, LLC” to “Entergy New Orleans, LLC”.

With the completion of the Internal Restructuring, ENOL holds substantially all of the assets, and has assumed substantially all of the liabilities, of ENOI.

This Current Report on Form 8-K is being filed for the purpose of establishing ENOL as the successor issuer to ENOI pursuant to Rules 12g-3(a) and 15d-5(a) under the Securities Exchange Act of 1934, as amended (Exchange Act), and to disclose events required to be disclosed on Form 8-K with respect to ENOI and ENOL relating to the Internal Restructuring. Pursuant to Rule 12g-3(a) under the Exchange Act, the series of outstanding debt securities that ENOI had registered under Section 12(b) of the Exchange Act and listed on the New York Stock Exchange (NYSE) are deemed registered by ENOL under Section 12(b) of the Exchange Act and ENOL is subject to the reporting and other applicable requirements of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 8.01 is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information included in Item 8.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information included in Item 8.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors and executive officers of ENOL are the same persons, and hold the same positions, as had been the case at ENOI and are listed below:

Directors

Charles L. Rice, Jr.
Paul D. Hinnenkamp
Andrew S. Marsh
Roderick K. West

Officers

Marcus V. Brown
Leo P. Denault
Paul D. Hinnenkamp
Andrew S. Marsh
Alyson M. Mount
Charles L. Rice, Jr.
Andrea Coughlin Rowley
Donald W. Vinci
Roderick K. West

Information concerning each such director and officer is included in ENOI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2017, ENOI amended its Certificate of Formation and Bylaws to change its name to “Entergy Utility Group, Inc.” Such amendments are included in this filing as Exhibits 3.1 and 3.2, respectively.

ENOL is governed by the Certificate of Formation and Company Agreement of Entergy New Orleans Power, LLC, each dated as of July 18, 2017, as amended December 1, 2017 to change its name from “Entergy New Orleans Power, LLC” to “Entergy New Orleans, LLC”. Composite forms of each of the Certificate of Formation and the Company Agreement of ENOL reflecting the December 1, 2017 amendments thereto are included in this filing as Exhibits 3.3 and 3.4, respectively.

Item 8.01. Other Events.

In November 2017, in contemplation of the Internal Restructuring, ENOI redeemed its outstanding preferred stock and converted from a Louisiana corporation to a Texas corporation.

On November 30, 2017, the Internal Restructuring was completed.

In order to effectuate the Internal Restructuring, under the TXBOC, ENOI allocated substantially all of its assets to a new subsidiary, ENOL, a Texas limited liability company, and ENOL assumed substantially all of the liabilities of ENOI, in a transaction regarded as a merger under the TXBOC. ENOI remained in existence after completion of the merger and contributed the membership interests in ENOL to an affiliate,

Entergy Utility Holding Company, LLC, all of the common membership interests of which are owned directly or indirectly by Entergy Corporation. On December 1, 2017, ENOI changed its name from “Entergy New Orleans, Inc.” to “Entergy Utility Group, Inc.” and ENOL changed its name from “Entergy New Orleans Power, LLC” to “Entergy New Orleans, LLC”.

With the completion of the Internal Restructuring, ENOL holds substantially all of the assets, and has assumed substantially all of the liabilities, of ENOI, including the obligations of ENOI with respect to the Mortgage and Deed of Trust, dated as of May 1, 1987, as amended and supplemented, and the outstanding First Mortgage Bonds issued thereunder.

The Plan of Merger of Entergy New Orleans, Inc. and Entergy New Orleans Power, LLC is included in this filing as Exhibit 2.1.

All of the exhibits filed by ENOI in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the interim periods during the fiscal year ended December 31, 2017, which reports were filed on a combined basis by ENOI along with the annual and quarterly reports of its parent, Entergy Corporation, and the annual and quarterly reports of various affiliated entities and which include the indentures and material contracts filed as exhibit numbers 4 (Instruments Defining the Rights of Security Holders, Including Indentures) and 10 (Material Contracts), which relate to obligations that ENOL has assumed in the Internal Restructuring, are considered to be exhibits applicable to ENOL as successor to ENOI, except to the extent such exhibits are superseded.

On December 1, 2017, ENOI notified the NYSE of the completion of the Internal Restructuring. As a result of the succession of ENOL to the obligations, including all securities, of ENOI, the NYSE has informed ENOI that it will file with the Securities and Exchange Commission (SEC) a notification on Form 25 to remove the two series of ENOI debt securities (First Mortgage Bonds, 5.0% Series due December 2052 and First Mortgage Bonds, 5.50% Series due April 2066) that had been listed on the NYSE from listing by ENOI on the NYSE and from registration under Section 12(b) of the Exchange Act. As a result of Exchange Act Rule 12g-3(a), such debt securities are now considered to be listed on the NYSE by ENOL as successor to ENOI.

In addition, ENOI intends to file with the SEC a certification and notice of termination on Form 15 requesting that its reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to its outstanding debt securities be suspended and terminated. ENOL is subject to the reporting and other applicable requirements of the Exchange Act as successor to ENOI.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

Exhibit Index

Exhibit No.	Description of Exhibit
2.1	Plan of Merger of Entergy New Orleans, Inc. and Entergy New Orleans Power, LLC
3.1	Certificate of Amendment to Certificate of Formation of Entergy New Orleans, Inc. to change the company name to Entergy Utility Group, Inc.
3.2	Amended and Restated Bylaws of Entergy Utility Group, Inc. formerly known as Entergy New Orleans, Inc.
3.3	Composite Certificate of Formation of Entergy New Orleans, LLC
3.4	Composite Company Agreement of Entergy New Orleans, LLC
4.1
Twenty-first Supplemental Indenture of Entergy New Orleans Power, LLC under the Mortgage and Deed of Trust, dated as of May 1, 1987, as amended, of Entergy New Orleans, Inc. to The Bank of New York Mellon, as Trustee

4.2
Borrower Assumption Agreement, dated as of November 30, 2017, of Entergy New Orleans Power, LLC under the Amended and Restated Credit Agreement dated as of November, 2015, as amended, among Entergy New Orleans, Inc., as the Borrower, the banks and other financial institutions party thereto as Lenders, Bank of America, N.A., as Administrative Agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

Entergy New Orleans, LLC
Entergy Utility Group, Inc.

Date: December 1, 2017	By:	/s/ Marcus V. Brown Name: Marcus V. Brown Title: Executive Vice President and General Counsel